UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 27, 2026

Columbia Banking System, Inc.

(Exact name of registrant as specified in its charter)

Washington	000-20288	91-1422237
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 A Street

Tacoma, Washington 98402-4200

(Address of Principal Executive Offices) (Zip Code)

(253) 305-1900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[☐]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[☐]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[☐]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock	COLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2026, Columbia Banking System, Inc. (the “Company”) and its subsidiary Columbia Bank (the “Bank”) entered into a transition letter (the “Transition Letter”) with Torran Nixon in connection with his transition from his role as Co-President of the Bank and Senior Executive Vice President of the Company (“Bank Co-President”) as of July 1, 2027 or such other mutually agreed date (the “Transition Date”) into a senior advisor role through December 31, 2027 (the “Retirement Date”).

Pursuant to the Transition Letter, during the period he serves as Bank Co-President, Mr. Nixon will be eligible to receive a 2027 equity grant with a target grant date fair value no less than his 2026 grant. While serving as an advisor, Mr. Nixon will continue to be eligible to participate in the Company’s health and welfare benefits, vest in his outstanding equity awards in accordance with their terms and receive salary based on his annual rate as of the Transition Date. Mr. Nixon will be eligible for a payout, if any, under the Company’s annual incentive plan for his service as Bank Co-President during 2027, determined based on actual performance and prorated to reflect his service through the Transition Date.

The foregoing description of the Transition Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Letter, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	EXHIBITS

10.1	Transition Letter, dated October 27, 2026, by and among the Company, the Bank and Mr. Torran Nixon

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC.

Date: October 27, 2026	By:	/s/ Kumi Yamamoto Baruffi
Kumi Yamamoto Baruffi
EVP, General Counsel and Corporate Secretary